UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure.

The Company is furnishing as exhibits to this Current Report on Form 8-K investor presentations that will be used for meetings with investors, stockholders, and analysts. The Company does not intend to file any updates to these investor presentations. The fact that these investor presentations are being furnished should not be deemed an admission as to the materiality of any information contained in the presentations.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Investor Presentation (Overview)
99.2	Investor Presentation (Mt. Milligan)
99.3	Investor Presentation (TC Mine)
99.4	Investor Presentation (Endako Mine)
99.5	Investor Presentation (Langeloth Facility)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: August 19, 2014	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation (Overview)
99.2	Investor Presentation (Mt. Milligan)
99.3	Investor Presentation (TC Mine)
99.4	Investor Presentation (Endako Mine)
99.5	Investor Presentation (Langeloth Facility)